Contract Registration (Filing) No.: Fu 0644216

Shenzhen Municipality

House Lease Contract

Made by Shenzhen Municipality House Lease Management Office

House Lease Contract

Lessor (Party A):	Galaxy Industrial (Shenzhen) Co., Ltd.
Mailing Add:	19F Xinghe Centre, No. 5 Zhongxin Fifth Road, Futian District, Shenzhen
Post Code: ____________________   Tel:  _________________________________________
Business License or Identity Card:  ________________________________________________
Authorized Person:  Yaoming Tan
Mailing Add:  19F Xinghe Centre, No. 5k Zhongxin Fifth Road, Futian District, Shenzhen
Post Code: ____________________   Tel: 23952389
Business License or Identity Card: _________________________________________________

Lessor (Party B):                                Shenzhen Digital Image Technology Co., Ltd.
Mailing Add:  __________________________________________________________________
Post Code: ____________________   Tel: __________________________________________
Business License or Identity Card:  440306103961695
Authorized Person:  Yaqi Wang
Mailing Add: _________________________________________________________________
Post Code: ____________________   Tel: 13148754566
Business License or Identity Card: _________________________________________________

This Contract is made and entered into after the negotiations between Party A and Party B and subject to the Contract Act of the People’s Republic of China, the Urban Real Estate Management Act of the People’s Republic of China and the Detailed Rules for Implementation thereof, and the Decision of the Standing Committee of Shenzhen Municipal People’s Congress.

Article 1             Party A shall leases to Party B the house (room) with the Room 01B, 02/F, Podium Building, Guodu Golf Garden(Luzhi Xuan, Luyi Xuan and Lutao Xuan), North of Xinsha Road, Futian District, Shenzhen City ,The House Number is 4403040040130400025 (hereinafter referred to as the Lease House). The building area of the said Lease House is 2081.61 square meters in total, and the total storeys of the building is 32.

The title holder of the Lease House is Galaxy Industrial (Shenzhen) Co., Ltd.; and the name and serial No. of the real estate title certificate or other effective certificates which can certify the title (or tile to use) is No.3000389729.

Article 2             The unit rental of the Lease House shall be RMB 45 yuan (IN WORDS: RMB FORTY YUAN) per square meters of the building areas on a monthly basis ,and the total monthly rental shall be RMB 93,673) yuan (IN WORDS: RMB NINETY-THREE THOUSAND SIX HUNDRED SEVENTY-THREE YUAN)

Article 3             The initial rental at an amount of RMB 93,673 yuan (IN WORDS: RMB NINETY-THREE THOUSAND SIX HUNDRED SEVENTY-THREE YUAN) shall be paid by Party B prior to 5 July 2011.

Article 4             The rental shall be paid by Party B to Party A prior to:

X the monthly 5th day;
☐ the ____ day of the ____ month of each quarter;
☐ the ____ day of the ____ month of each half year; or
☐ the ____ day of the ____ month of each year.

Party A shall bill an invoice to Party B upon receipt of the said rental.
(Please tick the ☐ with a X after both parties have jointly choose one.)

Article 5             The term during which Party B leases the Lease House shall be as of 16 April 2011 till 30 April 2016.

The Term prescribed in the preceding paragraph shall not exceed the land use period and shall not be more than twenty (20) years and the excess period shall be invalid.

Article 6             The Lease House shall be in Commercial use. The Lease House shall not be used by Party B for any other purposes without the consent by Party A.

Article 7             Party A shall hand over the Lease House to Party A for use prior to 16 April 2011 and handle relevant hand-over formalities.

In the event that the Lease House is handed over later than the time prescribed in the preceding paragraph, Party B may require postponing the effective term of this Contract, and the postponed term shall be confirmed in writing by both parties and be filed at the registration (filing) organ of this Contract.

Article 8             Upon handing over the Lease House, both parties shall confirm and list in the attached pages the then-current conditions of the Lease House and its auxiliary facilities, relevant conditions of the accessory properties attached thereto, et cetera.

Article 9             Party A, upon handing over the Lease House, may charge a lease guarantee for two (2) (NOT EXCEEDING THREE (3) months at an amount of RMB 187,346 yuan (IN WORDS: RMB ONE HUNDRED AND EIGHTY-SEVEN THOUSAND THREE HUNDRED AND FORTY-SIX YUAN).

Party A, after receipt of the said lease guarantee, shall issue a receipt to Party B.

The lease guarantee shall be refunded to Party B by Party A under the following conditions:
1. The Lease Contract expiring;
2. The Lease House being returned in good condition without material damage;

☐ Only one of the aforesaid conditions is satisfied.
☒ All of the four aforesaid conditions are satisfied.
(Please tick the ☐ with a √ after both parties have jointly choose one.)

The manner and date for refunding the said lease guarantee shall be: by cash or in check.
The following circumstances, Party A may not be returned deposit:
1. Party B without according to regulations of contract and early termination of the contract
2. Party A default the rents and other expenses
3. other forms of supplements contract

Article 10           During the lease, Party A shall be responsible for payment of the fees for use of the land on which the Lease House is built, the taxes arising out of the lease of the house, the house lease management fees, the fees for ___/___; and Party B shall be responsible for timely payment of the water and electricity fee, the sanitary fee, the house (building) premises management fee, the fees for __/__, of the Lease House, and other expenses arising out of use of the Lease House.

Article 11           Party A shall ensure that the safety of the Lease House handed over to Party B and its auxiliary facilities complies with the provisions of relevant laws, regulations or by-laws.

Article 12           Party B shall rationally use the Lease House and its auxiliary facilities and shall not use the Lease House in illegal activities. Party A shall not interfere with Party B’s normal and rational use of the Lease House.

Article 13           During Party B’s use of the Lease House, in case that unsafe elements and the damage or failure against normal use occur to the Lease House or its auxiliary facilities due to any reasons other than Party B’s faults, Party B shall timely notify Party A and take any possible effective measures to prevent further expansion of the said elements, damage or failure; Party A shall, within five days upon receipt of the notice from Party B, make repairs or directly authorize Party B to make repairs on its behalf; and Party B may make repairs on Party A’s behalf in the event that Party B cannot in any way notify Party A or that Party A, after receipt of the said notice, fails to perform the obligation of repairs within the said period as aforesaid.

In case of any very urgent circumstance under which repairs must be made immediately, Party B shall make the repairs on Party A’s behalf and timely inform relevant information to Party A.

The repairs expenses (including reasonable expenses for Party B’s repairs and for prevention of the said expansion) under the circumstances in the preceding two paragraphs shall be paid by Party A. In case of any expanded loss for the reason that Party B fails to perform the obligation in the preceding two paragraphs, failing to make timely notice or take any possible effective measures, the repairs expenses for the (expanded) loss shall be paid by Party B on its own.

Article 14           In case of any unsafe elements, the damage or failure or other circumstances occur to the Lease House or its auxiliary facilities due to Party B’s improper or irrational use, Party B shall be responsible for repairs or compensation and timely issue a notice to Party A.

Article 15

☐ During the lease term, Party B may sub-lease the Lease House to a third party in whole or in part and make registration (filing) formalities at the competent house lease organ. However, the sub-lease term shall not exceed the lease term as prescribed herein;

☒ During the lease term, Party B, after acquiring a written consent of sub-lease from Party A, may make registration (filing) formalities at the competent house lease organ by holding the said certificate. However, the sub-lease term shall not exceed the lease term as prescribed herein;

☐ During the lease term, Party B shall not sub-lease the Lease House to a third party in whole or in part.

(Please tick the ☐ with a X after both parties have jointly choose one from the aforesaid three options.)

Article 16           During the effective term of this Contract, Party A, in case of transferring whole or party of the title of the Lease House, shall notify Party B in writing one (1) month prior to the transfer thereof. Party B shall, within ten (10) working days upon receipt of Party A’s written notice, reply to Party A and enjoy the right of preemption under the same conditions.

In the event that the Lease House is being transferred to a third party, Party A shall be obliged to inform, upon entering into the transfer contract, the transferee to continue to perform this Contract.

Article 17           During the effective term of this Contract, in case of occurrence of any of the following circumstances, this Contract can be cancelled or terminated:

1. Occurrence of any force majeure which makes this Contract cannot be performed in any way;

2. The Lease House being expropriated, taken back or torn down by government; or

3. A consensus having been negotiated by and between both parties.

Article 18           For the losses, if any, arising out of any of the following circumstances, Party A

☐ 1. May require Party B to restore the house to its state when it was being leased to Party B;

☒ 2. May claim damages from Party B;

☒ 3. Shall not refund the lease guarantee; or

☐ 4. May require Party B to pay the liquidated damages at an amount of RMB / yuan (IN WORDS: / YUAN).

(The aforesaid four options shall be chosen after negotiations between both parties; however, the 3rd and the 4th option shall not be chosen concurrently. The chosen option(s) shall be ticked with a × in the responding ☐.)

1. Party B fails to pay the rental for no less than thirty (30) days (a month);

2. Party B fails to pay the expenses which may cause losses and which is of an amount of no less than RMB 93,673 yuan;

3. Party B use the Lease House to commit illegal activities, damaging the public interests or others’ interests;

4. Party B changes the structures or uses of the Lease House without authorization;

5. Party B fails to take the repairs responsibility or pay repairs expenses against the provisions of Article 14 hereof, resulting in serious damage of the house or its facilities;

6. Party B decorate the Lease House without acquisition of a written consent from Party A and an approval by relevant departments; or

7. Party B sub-leases the Lease House to a third party without authorization.

In addition to claiming the damages or the breach of contract liability against Party B, Party A may issue a notice in writing to Party B to the effect that this Contract is cancelled or the provisions thereof are modified, and upon lawful service of the notice of cancellation of this Contract, Party A shall be entitled to file an application for registration (filing) of cancellation thereof.

Article 19           For the losses, if any, arising out of any of the following circumstances, Party B
☒ 1. May claim damages from Party A;
☒ 2. May require Party A to refund the lease guarantee in double; or
☐ 3. Party A shall pay a liquidated damages at an amount of RMB / yuan (IN WORDS: RMB / YUAN).
(The aforesaid three options shall be chosen after negotiations between both parties; however, the 2nd and the 3rd option shall not be chosen concurrently. The chosen option(s) shall be ticked with a X in the responding ☐.)

1. Party A fails to hand over the Lease House for no less than thirty (30) days (_a__ months);

2. Party A violates the provisions of Article 11 hereof to the extent that the safety of the Lease House fails to comply with the provisions of relevant laws, regulations or by-laws;

3. Party A fails to take the repairs responsibility or pay the repairs expenses against the provisions of Article 13 hereof;

4. Party A transforms, expands or decorates the Lease House without acquisition of a consent from Party B or an approval by relevant departments; or

5. Party A unilaterally requires cancellation (termination) hereof in advance without justifiable reasons.

In addition to claiming the damages or the breach of contract liability against Party A, Party B may issue a notice in writing to Party A to the effect that this Contract is cancelled or the provisions thereof are modified, and upon lawful service of the notice of cancellation of this Contract, Party B shall be entitled to file an application for registration (filing) of cancellation thereof.

Article 20           Upon termination of this Contract, Party B shall move out of and return the Lease House within five (5) days, guarantee that the Lease House and its auxiliary facilities are in good condition (except for normal consumption thereof), pay off each and all expenses that shall be paid by Party B and handle relevant handover formalities.

In case that Party B fails to move out of or return the Lease House within the said period, Party A shall be entitled to take back the Lease House subject to law or the contract(s) and charge the compensation money at an amount two times the rental against Party B.

Article 21           Upon expiration of the lease term herein, Party B, in case of needing to continue leasing the Lease House, shall pose a releasing requirement to Party B two (2) month prior to the expiration thereof; and Party B shall have the priority to lease the Lease House under the same conditions. Party A and Party B, in case of reaching an agreement as to the releasing, shall re-enter into a contract and make a re-registration (re-filing) at the competent house leasing organ.

Article 22           Party A and Party B shall enter into a Shenzhen Municipality House Lease Safety Management Liability Letter. The house to be leased by Party A shall comply with the standards and conditions for safe use without any potential safety hazards. The building structures, fire prevention equipment, gas facilities, electricity facilities, entries and exits, passages, et cetera, of the Lease House, shall comply with the management provisions or standards of the Municipal Government in safe production, fire prevention, public security, environment protection, sanitation, et cetera. Party B shall use the Lease House in strict compliance with the said provisions or standards and shall be obliged to undertake that there are no potential safety hazards in use thereof. Both parties shall consciously perform each and all terms hereof; and in case of any breach thereof, the breaching party shall bear responding breach of contract liability.

Article 23           Any unmentioned matters herein may be separately agreed in the attached pages and the contents in such pages shall form part of this Contract and shall be of equal force with this Contract after being sealed by both parties.

In case of any agreement of modifying this Contract being entered into by and between both parties during the lease term, both parties shall make registration (filing) at the competent house lease organ within ten (10) days as of formation of the said agreement.

Article 24           Any disputes arising out of or in connection with this Contract between both parties shall be settled through negotiations by both parties and may be submitted to the competent house lease organ for mediation in case of the negotiations failing; and in the event of the mediation failing, both parties may

☒ File an application to Shenzhen Arbitration Commission for arbitration;

☐ File an application to the China International Economic and Trade Arbitration Commission South China Sub-Commission for arbitration; or

☐ Institute an action at the people’s court where the Lease House is located.

(Both parties shall choose one of the said dispute settlement manners and tick it with a X in the responding .☐.)

Article 25           Both parties agree that the following mailing addresses shall be the addresses of services of the notices or documents from both parties:

Party A’s service address: 19F Xinghe Centre, No.5 Zhongxin fifth Road, Futian District, Shenzhen

Party B’s service address: Bagua 1st Rd., 9th Floor, Pengji Commercial Space Building, Futian District, Shenzhen

In case of the above addresses being left blank, the service addresses shall be both parties’ mailing addresses of signing this Contract.

The said services addresses shall be always effective in case of no modification being made tothem. Any notices or documents from one party to the other shall be deemed to have been served once they have been mailed to the said service addresses. In the event that the mailing documents to the said addresses are returned by the mailing departments, the returning date shall be the service date.

Article 26           This Contract shall take effect upon being signed.

Both parties shall make registration or filing within ten (10) days upon signing this Contract at the competent house lease organ.

Article 27           The Chinese version of this Contract shall be the original hereof.

Article 28           This Contract shall be made in quadruplicate, one (1) for Party A, one (1) for Party B, one (1) for the contract registration organ and one (1) for the relevant department.

Party A (Seal):
Legal Representative:
Tel: 23952389
Bank Account:
Authorized Person (Signature): Date (DD/MM/YYYY):__6 April 2011__

Party B (Seal):
Legal Representative:
Tel:13148754566
Bank Account:
Authorized Person (Signature): Date (DD/MM/YYYY): 6 April 2011

Registration or Registration or Filing Person (Signature): Liu Jianhui
Contract Registration (Filing) Organ (Seal): Date (DD/MM/YYYY):________

Supplementary Provisions of
House Lease Contract

The House Lease Contract is concluded by and between both Party A and Party B hereto, with reference to the lease house, addressed at, Room 01B, 02/F, Podium Building, Guodu Golf Garden(Luzhi Xuan, Luyi Xuan and Lutao Xuan), North of Xinsha Road, Futian District, of which, the room building area is 1774.85 m2 and the building area is approximately 2081.61 m2, according to Contract Law of the People’s Republic of China, Law of the People’s Republic of China on Administration of the Urban Real Estate and Regulations of Shenzhen Special Economic Zone on House Lease and provisions of rules for the implementation hereof. Under the same conditions, the Supplementary Provisions as follows are hereby reached by both parties herein upon negotiations:

Article 1             Lease Term

1.1
The term for Party B to rent the house aforesaid is between April 16, 2011 and April 30, 2016. Party A hereby permits Party B, in consideration of Party B’s operating activities, to decorate the whole lease house, for which, the decoration period is 76 days(from April 16, 2011, to June 30, 2011) and Party B will not be asked to pay the rental in respect of such period. Property management fee and maintenance cost for the house body shall be calculated from the initial date of the lease contract, and rental shall be calculated from July 1, 2011.

Article 2            Rental and Other Fees

2.1
The unit rental as per building area of and for the property, addressed at Room 01B, 02/F, Podium Building, Guodu Golf Garden(Luzhi Xuan, Luyi Xuan and Lutao Xuan) is RMB 45 Yuan/m2 per month, and thus the total rental per month therefor is RMB 93,673 Yuan(in words: SAY RMB NINETY-THREE THOUSAND SIX HUNDRED AND SEVENTY FOUR YUAN ONLY). Relevant invoice hereto shall be issued by Party A.

2.2
The unit rental abovementioned shall be increased by 5 % per year progressively, from the third year(i.e., May 1, 2013) during the lease term, upon negotiations between Party A and Party B; under this condition, the total rental per month during the period from May 1, 2013 and April 30, 2014 is RMB 98,357 Yuan; the total rental per month during the period from May 1, 2014 and April 30, 2015 is RMB 103,257 Yuan; the total rental per month during the period from May 1, 2015 and April 30, 2016 is RMB 108,439 Yuan; the total rental herein shall be rounded to Yuan.

2.3
The property management fee and maintenance cost for the house body, of the podium building of Guodu Golf Garden, calculated according to the building area hereof, is RMB 5.55 Yuan/m2 per month in total; in addition, electricity charge is RMB _____ Yuan per kilowatt hour and water charge is RMB ____ Yuan per ton(water and electricity charges shall be subject to charge standards stipulated by relevant authorities of Shenzhen municipal government). All fees, mentioned herein, shall be paid by Party B directly to the Property Management Company.

2.4
Party B must make a payment, equivalent to RMB 35,000 Yuan, as a deposit of water and electricity charge, to Party A, upon signing this House Lease Contract and Party A shall issue corresponding documents hereto.

2.5
In the event that Party B is willing to renew this Contract, after this Contract expires, the new rental shall be reached by Party A and Party B upon negotiations. Party B has the priority to rent the house, under equal conditions.

Article 3        Use of and Requirement for the Lease House

3.1
Party B shall, during the lease term under this Contract, assist the property management center as required in a cooperative way to do work in connection with the overall management including greening, security administration and parking within the property community, according to provisions of Regulations of Shenzhen Special Economic Zone on Property Management and Regulations of Shenzhen Special Economic Zone on House Lease.

3.2
Party B shall guarantee to decorate the lease house herein regarding its business operation and store signboard, without prejudice to major structure of the lease house and installing requirements for store signboard (the signboard size is __________and its location is within________________, as agreed by Party A and Party B). The mobilization for construction shall be proceeded with, only after the secondary decoration programs (drawings) for the store are reported to Party A, the property management center and fire departments and approved subsequently, before construction and erection, for which, Party A shall provide assistance to Party B to handle relevant formalities; the store shall not be operated until it is accepted satisfactorily by relevant fire departments. In case Party fails to conform to such terms and conditions, Party A has the right to take any measures (inclusive of suspension of water and electricity supplies), for purposes of asking Party B to stop the construction of decorations and make compensation for any losses incurred hereby to Party A, as a result of which, any and all consequences arising out shall be undertaken by Party B.

3.3
Party B shall guarantee, during the lease term, the safety of such installed or suspended store signboard, external wall billboard and propaganda scroll; in case any injuries are incurred hereby to any persons and/or any damages are incurred hereby to any properties, any and all such legal liabilities shall be undertaken by Party B.

3.4
Party A permits Party B to use the public area at the entrance of the first floor during the lease term, through negotiations between bother parties hereto, Party B, in exchange for the permit, agrees to be responsible for the design and decoration of the public area (for specific location, please see Plan View) and the building construction of the stairs at the public area, between the first floor and the second floor, at the same time of decorating the lease house hereunder on the second floor. Design and construction programs hereof shall be determined by both parties through negotiations and costs for design and construction programs of the same shall be responsible for and paid by Party B.

3.5
Party B must, subject to relevant regulations, take measures to protect environmental hygiene with respect to noise, pollution discharge and cooking fumes, etc., and corresponding formalities shall be handled at governmental authorities. In case of impossibility for operation, caused by the violation of environmental protection regulations with respect to noise, cooking fumes and pollution discharge, any and all liabilities arising out thereof shall be undertaken by Party B unilaterally.

3.6
Party B shall try not to make noise during working time to disturb the work and rest of residents within the community and it is forbidden for Party B to, in public areas, do any work that may make noise, failing which, any and all liabilities shall be undertaken by Party B unilaterally, in case of any complaints from other property owners against Party B and/or its normal operation is affected.

3.7
Party B enjoys the same right with other residents, of using the parking lots in the community. In case a foreign customer of Party B parks his vehicle in the community over 30 minutes, temporary parking fees for parking the vehicle shall be charged as per relevant municipal governmental provisions. As to Party B’s vehicles(inclusive of distribution vehicles of commercial products), monthly tickets shall be purchased by Party B for such vehicles according to municipal governmental provisions. Party B must abide by regulations of the parking lots, by parking its vehicles at proper places, under the direction of the property management center, without parking everywhere.

3.8
Party A shall, under the requirement of Party B, set up a power source switch board room, in the elevator hoistway, on the second floor, to the east of middle tower building, to provide Party B with batteries with electric capacity of 100 KVA.

3.9
During the lease term, water and electricity lines outside the lease house shall be maintained by Party A, while Party B shall be responsible for the maintenance of lines behind water and electricity meters within the lease house. Security, fire control, environmental protection and cleaning inside the lease house shall be responsible for, by Party B, unilaterally.

3.10
Use of the lease house: commercial use. Business licenses and other legal formalities stipulated by relevant authorities of the government shall be handled by Party B, and, under such conditions, Party B shall do business according to laws, failing which, Party A has the right to terminate this lease contract and any and all liabilities for breach of contract caused hereby, shall be undertaken by Party B. Copies of such business licenses, upon issuance of such business licenses, must be turned in to Party A and the property management center for filing.

Article 4        Liabilities for Breach of Contract

4.1
In accordance with provisions of Regulations of Shenzhen Special Economic Zone on House Lease, Party B shall, in each month during the lease term, make a payment to party A, for rental at current month, and associated fees of previous month including management fees, water and electricity fees, before the fifth day of the current month; in case Party B fails to pay the same, late fees shall be paid by Party B, calculated at the rate of 3 ‰ of the total amount due and payable to Party A, for each day after the due date. In case that Party B, upon the receipt of a notice hereof from Party A, fails to pay such fees, Party A has the right to receive such late fees and terminate this Contract.

4.2
In case Party B fails to pay a rental payable for more than 30 days, it shall be deemed as a breach committed by Party B, as a result of which, Party A has the right to terminate this Contract and confiscate the security deposit provided by Party B. In the event that it is not possible to notify Party B hereof, due to unknown presence of Party B, Party A may give such notices in a newspaper. In case of terminating this Contract, Party A may send relevant notices by mail in written forms to Party B or publish such notices in a newspaper, and it shall be deemed as delivered, two days after the notice is sent by mail or the same day when the notice is published in a newspaper; subsequently, Party A has the right to take measures to re-possess the leased house and dispose of any and all items inside the house; Party A has the right to cancel the registration (filing) of this Contract and lease the house to any other persons; Party A has the right to ask Party B to make compensations for any direct economic losses incurred hereby to Party A. Party A has the obligations of maintaining the major building structure, and Party B may ask Party A to perform such obligations by issuing an written notice to Party A, provided that Party A fails. Provided that Party A, upon the receipt of the written notice, fails to perform such obligations within a reasonable period, Party B has the right to employ any other professional maintenance companies, at expenses of Party A, to do such maintenance work.

4.3
Termination before this Contract expires by any party unilaterally shall be construed as a breach, unless occurrence of any conditions falls into conditions of Article 17, Article 18 and Article 19, under the House Lease Contract. Any economic losses incurred to the innocent party shall be compensated by the party in breach(such conditions shall be subject to Article 18 and Article 19).

4.4
The transfer of the ownership of the property hereunder by Party A, during this Contract, shall be conducted on the premise of the transfer of this lease contract therewith, failing which, it shall be deemed as a breach and any economic losses incurred hereby to Party B shall be compensated by Party A. Party B shall have the priority to purchase the property, under the same conditions.

Article 5       Handover Back the Leased Property

5.1
Provided that Party B does not renew this Contract upon its expiry, Party B shall move out of the leased property within 5 days; the house, to be handed over back to Party A shall be, in normal operating conditions, with internal and external decorations as they are (i.e., attached real properties to the house: facilities and equipments invested by Party A; decorated by Party B, floor, ceiling, door, wall and column surfaces, partition and lights, etc.); such internal and external decorations of Party B shall be handed over to Party A without any additional charge.

5.2
Party B shall guarantee that equipments from Party A shall be operated normally. In case of any damages to such equipments or any damages to the leased house due to the move of such equipments, Party B shall, at its own expenses, be responsible for restoration of such damages. Party B may remove and take away, its own and moveable equipments and articles.

5.3
Provided that Party B is not to renew this Contract upon its expiry and has paid all water charges and electricity charges as well as other charges payable, Party A shall return the security deposit and deposit for water and electricity charge, etc., to Party B within five days after this Contract expires. In case Party A fails to return to Party B the same herein, liquidated damages shall be paid by Party A, in accordance with coterminous rate of banks. Under conditions that Party B fails to move out of or fails to handover back to Party A, the leased house, the security deposit will not be returned to Party B and Party A has the right to take measures to re-possess the leased house, meanwhile; as a result, any economic losses suffered from by Party A due to such causes shall be compensated by Party B.

Article 6        Miscellaneous

6.1	Any other matters that are not stipulated hereunder shall be handled by both parties upon friendly negotiations, failing which any party may apply at Shenzhen Arbitration Commission for arbitration.

6.2
The Supplementary Provisions, having the same legal forces with the House Lease Contract, shall come into upon signature and will lose effectiveness after economic and legal obligations of both parties hereunder are performed respectively and the lease term expires.

6.3
The Supplementary Provisions shall be in four(4) copies, of which, Party A and Party B shall receive one(1) copy respectively, the contract registration organ shall receive one(1) copy and relevant authority shall keep one(1) copy.

Party A (Seal):
Galaxy Industry (Shenzhen) Co.,Ltd(Seal)
Legal Representative:
Tel: 2395 2389
Authorized Representative:
April 6, 2011

Party B (Seal):
Shenzhen Digital Image Technology Co., Ltd
Legal Representative:
Tel: 13148754566
Authorized Representative (Seal):

April 6, 2011

Registrant (Seal):

Registration Organ (Seal) MM___ DD____ YY____